SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 24, 2011

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-10909	22-2343568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 450, New York, New York 10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

NeoStem, Inc. (“NeoStem”) intends, from time to time, to present and/or distribute to the investment community and utilize at various industry and other conferences a slide presentation.  The slide presentation is accessible on NeoStem’s website at www.neostem.com and is attached hereto as Exhibit 99.1.  NeoStem undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

The slide presentation attached hereto as Exhibit 99.1 is a revised version of the slide presentation previously furnished as Exhibit 99.1 to NeoStem’s Current Report on Form 8-K dated January 18, 2011 and filed with the Securities and Exchange Commission (the “SEC”) on January 24, 2011.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or  otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act of the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 hereto, contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions.  These forward-looking statements are subject to risks and uncertainties that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements.  Important factors that might cause such a difference include, but are not limited to, events and factors disclosed previously and from time to time in NeoStem’s filings with the SEC, including NeoStem’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “10-K”) and Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed after such 10-K.  Additionally, this Current Report on Form 8-K and the material furnished herewith contains forward-looking statements with respect to the merger (the “Merger”) of NBS Acquisition Company LLC, a newly formed wholly-owned subsidiary of NeoStem (“Subco”), with and into Progenitor Cell Therapy, LLC, a Delaware limited liability company (“PCT”), pursuant to the Agreement and Plan of Merger, dated September 23, 2010, among NeoStem, PCT and Subco, which Merger closed on January 19, 2011.  Important factors that might cause such a difference relating to the Merger include the factors disclosed in NeoStem’s filings as set forth above and in the proxy statement / prospectus included in NeoStem’s registration statement on Form S-4 filed with the SEC in connection with the Merger.  NeoStem’s further development is highly dependent on future medical and research developments and market acceptance, which is outside its control.  NeoStem may experience difficulties in integrating PCT’s business and could fail to realize potential benefits of the Merger.  Acquisitions may entail numerous risks for NeoStem, including difficulties in assimilating acquired operations, technologies or products, including the loss of key employees from acquired businesses.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
99.1	Slide Presentation of NeoStem, Inc. dated January 2011*

          *Exhibit 99.1 is furnished as part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, NeoStem, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name: Catherine M. Vaczy
Title: Vice President and General Counsel

Date:  January 24, 2011